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Exhibit 10.11


                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

      This Third Amendment to Employment Agreement by and among John P. Driscoll (the "Executive"), BSB Bancorp, Inc. (the "Corporation"), a Delaware corporation, and BSB Bank & Trust Company, a New York chartered commercial bank (the "Bank"), is entered into and effective as of February 21, 2002.

      WHEREAS, the parties have entered into an Employment Agreement dated as of January 25, 1999, (the "Employment Agreement") which Employment Agreement was amended by an amendment dated May 31, 2000 and an amendment dated March 16, 2001;

      WHEREAS, at a meeting on January 28, 2002 the Boards of Directors of the Corporation and the Bank (collectively, the "Employers") approved and authorized an amendment to the Employment Agreement, as amended, to extend the term thereof to December 31, 2002;

      NOW, THEREFORE, the Employers and the Executive hereby agree that the Employment Agreement, as amended, shall be further amended as follows;

1. Section 5 of the Employment Agreement is amended to substitute "December 31, 2002" for "March 31, 2002".

2. In all other respects, the Employment Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties have executed this Third Amendment to Employment Agreement effective as of the date first above written.

                                 BSB BANCORP, INC.

ATTEST:                          By:  /s/ Howard W. Sharp
                                      --------------------------
/s/ Larry Denniston               Title: President and Chief Executive Officer
-----------------------------            -------------------------------------
(Corporate Secretary)

                                 BSB BANK & TRUST COMPANY

ATTEST:                          By: /s/ Howard W. Sharp
                                     -------------------------------------------
/s/ Larry Denniston               Title: President and Chief Executive Officer
----------------------------             -------------------------------------
(Corporate Secretary)


                                 EXECUTIVE

                                 /s/John P.Driscoll
                                 ------------------
                                 John P. Driscoll